October 29, 2021

WESTWOOD QUALITY VALUE FUND

TICKER SYMBOL: WWLCX

WESTWOOD QUALITY SMALLCAP FUND

TICKER SYMBOL: WHGCX

WESTWOOD TOTAL RETURN FUND

TICKER SYMBOL: WTOCX

WESTWOOD INCOME OPPORTUNITY FUND

TICKER SYMBOL: WWICX

WESTWOOD HIGH INCOME FUND

TICKER SYMBOL: WWHCX

WESTWOOD ALTERNATIVE INCOME FUND

TICKER SYMBOL: WWACX

C CLASS SHARES

Each A Series of Ultimus Managers Trust

Supplement to the Prospectus

dated August 23, 2021

This supplement updates certain information in the Prospectus for the C Class Shares of the Westwood Quality Value Fund, Westwood Quality SmallCap Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood High Income Fund, and Westwood Alternative Income Fund (collectively, the “Funds”), each a series of Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectus or Statement of Additional Information, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus.

The following replaces, in its entirety, the table in the sub-section entitled “Fund Codes” of the section entitled “How to Purchase Fund Shares” on page 80 of the Prospectus:

Fund Name	Ticker Symbol	CUSIP
Westwood Quality Value Fund	WWLCX	90386H263
Westwood Total Return Fund	WTOCX	90386H255
Westwood Quality SmallCap Fund	WHGCX	90386H248
Westwood Income Opportunity Fund	WWICX	90386H230
Westwood High Income Fund	WWHCX	90386H222
Westwood Alternative Income Fund	WWACX	90386H214

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.